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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 23, 2006



                          FREESCALE SEMICONDUCTOR, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      001-32241                20-0443182
           --------                      ---------                ----------
  (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
           incorporation)                                    Identification No.)


                         6501 William Cannon Drive West
                               Austin, Texas 78735
                    (Address of principal executive offices)

                                 (512) 895-2000
                                 --------------
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

         On October 23, 2006, Freescale Semiconductor, Inc. (the "Company") issued a press release announcing that it has commenced tender offers for its $350 million aggregate outstanding principal amount of 6.875% Senior Notes due 2011 and its $500 million aggregate outstanding principal amount of 7.125% Senior Notes due 2014 (together, the "Notes"). In connection with the tender offers, the Company is soliciting consents to proposed amendments that would, among other things, eliminate most of the restrictive covenants and certain of the events of default contained in the indenture governing the Notes. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

         (d) Exhibits


         99.1       Press release dated October 23, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FREESCALE SEMICONDUCTOR, INC.



Date: October 23, 2006             By:  /s/ Mark Mouritsen
                                       -----------------------------------------
                                        Mark Mouritsen
                                        Assistant Secretary





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                                  EXHIBIT INDEX

      Exhibit
        No.                     Description
-----------------   ------------------------------------------------------------

       99.1         Press release dated October 23, 2006.